Exhibit 99.1
Annual Analyst Conference
New York June 1, 2007

Forward-looking Statement
The following presentations contain statements concerning Weyerhaeuser Company’s future results and performance that are forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward -looking statements can be identified by the use of forward -looking terminology such as “expects,” “may,” “will,” “believes,” “should,” “approximately, ” anticipates, ” “estimates, ” and “plans, ” and the negative or other variations of those terms or comparable terminology or by discussions of strategy, plans or intentions. In particular, some of t hese forward -looking statements deal with expectations regarding capital spending, new business models in the company’s businesses such as Containerboard, Packaging and Recycling and Cellulose Fiber, opportunities for growth in the company’s businesses such as Timberlands and iLevel , continued cost reductions in the company ’s businesses, particularly Containerboard Packaging and Recycling and Cellulose Fiber, earnings improvements in the company ’s businesses generally and Containerboard Packaging and Recycling in particular, international expansion, development of new products, a joint venture with Chevron to develop biofuel , business trends such as componentization in home construction, execution of company business strategies, adjustments of operatin g postures to meet current demand, the company’s markets, demand and pricing for the company’s products and related matters. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, includin g, but not limited to:#E The effect of general economic conditions, including the level of interest rates and housing starts;#E Market demand for the company’s products, which may be tied to the relative strength of variou s U.S. business segments;#E Energy prices;#E Raw material prices;#E Chemical prices;#E Performance of the company’s manufacturing operations including unexpected maintenance requ irements;#E The successful execution of internal performance plans;#E The level of competition from domestic and foreign producers;#E The effect of forestry, land use, environmental and other governmental regulations, and changes in accounting regulations;#E The effect of weather;#E The risk of loss from fires, floods, pest infestation and other natural disasters;#E Transportation costs;#E Legal proceedings;#E The effect of timing of retirements and changes in the market price of company stock on charges for stock -based compensation; and#E Performance of pension fund investments and related derivatives.
The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar, and restrictions on inte rnational trade or tariffs imposed on imports. These and other factors could cause or contribute to actual results differing materially from such forward -looking statements and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur, or if any of them occurs, what ef fect they will have on the company’s results of operations or financial condition. The company expressly declines any obligation to publicly revise any forward -looking statements that have been made to reflect the occurrence of events after the date of these presentations.
Annual Analyst Conference — June 1, 2007

Agenda
Welcome Kathryn F. McAuley
Vice President, Investor Relations Opening Remarks Steven R. Rogel Chairman, President and CEO Strategic Direction Patricia M. Bedient Executive Vice President and CFO Industry Outlook 2007 Lynn O. Michaelis
Vice President, Markets & Economic Research Timberlands, Cellulose Fibers and Richard E. Hanson Containerboard, Packaging & Recycling Executive Vice President and CFO
iLevel Lee Alford
Senior Vice President, Residential Wood Products Weyerhaeuser Real Estate Co. Daniel S. Fulton President and CEO, WRECO
Closing Remarks Steven R. Rogel
Chairman, President and CEO Q&A
Annual Analyst Conference — June 1, 2007

Steve Rogel
Chairman, President and CEO

Strategic Direction
Patty Bedient
Executive Vice President, Chief Financial Officer

Fundamental Principles
Timberlands are core to the company Businesses must exceed cost of capital Continue capital spending discipline
Maintain appropriate capital structure and dividend policy
Annual Analyst Conference — June 1, 2007

Weyerhaeuser’s Vision
“Weyerhaeuser releases the potential in trees to solve important problems for people and the planet”
Annual Analyst Conference — June 1, 2007

Legislative Tax Reform
Industry sponsorship
Timber Revitalization and Economic Enhancement (TREE) Act of 2007 introduced in Congress
Bi-partisan support
Immediate value and flexibility
Annual Analyst Conference — June 1, 2007

iLevel Strategy
To be the undisputed leader in the Residential Structural Frame Market
Annual Analyst Conference — June 1, 2007

Weyerhaeuser Real Estate Company
Disciplined growth in targeted markets
Annual Analyst Conference — June 1, 2007

Fine Paper Transaction: Split / Merge with Domtar
Market leader created through unique tax-free transaction $1.35 billion in cash for debt reduction Over 25 million shares retired Shareholders given choice
Annual Analyst Conference — June 1, 2007

Cellulose Fibers
High-performance fibers Absorbent products Premium towel and tissue
Proprietary technology
Technical capability
Annual Analyst Conference — June 1, 2007

Containerboard Packaging and Recycling
Accelerating implementation of new business model
Considering broad range of strategic alternatives Hold and optimize Sell / divest Other combination
Annual Analyst Conference — June 1, 2007

Financial Priorities
Capital spending discipline 80% of depreciation Aligned with strategy
Dividend policy
Increased dividend 33% in the last 2 years
Share repurchase
25 million shares retired through the Domtar transaction Repurchased 11 million shares
Appropriate capital structure
Annual Analyst Conference — June 1, 2007

Industry Outlook 2007
Lynn Michaelis
Vice President,
Markets & Economic Research and Chief Economist

Agenda for Industry Outlook
Macroeconomic setting for forest products Housing Issues: National and regional
Situation in
Wood Products Cellulose Fiber (Pulp)
Containerboard and Packaging
Annual Analyst Conference — June 1, 2007

Outlook Summary
Approaching the bottom of the housing cycle — but recovery pattern uncertain Wood product prices at bottom Long-term trend still positive for housing and wood products Very positive environment for softwood pulp Prospects for containerboard and packaging industries are mixed
Annual Analyst Conference — June 1, 2007

Macroeconomic Outlook
World growth strong, despite U.S. slowdown
Interest rates remain near current levels given inflation
Dollar decline continues — helps U.S. industrial production
Housing starts approaching bottom, but recovery pattern uncertain
Annual Analyst Conference — June 1, 2007

Dollar Declines Further:
Immense Current Account Deficit
Euro Exchange Rate
U.S.$/Euro (inverse)
Forecast* 0.8
1.0 1.2 1.4
1.6
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Quarterly
QMIEU09E Source: Wall Street Journal, *Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Stronger Industrial Growth Over 2004–07 Period
Growth in Weighted** Index for U.S. Manufacturing Production
Percent Change
Forecast* 4
** 80% non-durable; 20% durable excluding high tech
2 0 -2 -4
-6
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Annual
AMDIP09A Source: FRB, *Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Now in Correction Period —Unique Cycle
U.S. Single-family Housing Starts
Million Units
Forecast* 1.8
1.6
Demographic Trend 1.4 for 2000-10*
1.2
1.0
0.8
1996 1998 2000 2002 2004 2006
Annual Average
Source: Census, *Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Surge in Total Housing Inventory Needs to be Worked off; Partial Cause — Investors Exiting
Inventory of Homes and Condominiums for Sale
Million Units
5
Condominiums
4 New SF Homes Existing SF Homes
+1.6 Million
3 2 1
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 Quarterly
QMDHO79A Source: Nat’l Assn of Realtors, Census
Annual Analyst Conference — June 1, 2007

Another Problem Needs to be Corrected; Risky Loans
Mortgage Delinquencies Subprime Loans With Installments Past Due
Percent
16
15 14 13 12 11 10
9
20002001 20022003 2004 2005 2006 2007 Quarterly
QMDIR22A Source: MBA
Annual Analyst Conference — June 1, 2007

Situation in Wood Products
Wood products demand fell sharply with decline in single -family housing starts Current product prices are below cash costs for average mills —lumber and oriented strand board — driving production lower U.S. timber prices lag lumber prices and mill production Long-term positive: housing starts return to trend with very little offshore competition in structural wood products
Annual Analyst Conference — June 1, 2007

Canadian Mills Have Been Running Cash Negative
Spruce-Pine-Fir 2x4 Lumber Price
$/MBF
450
Trade 400 Case Begin
350 300 250
200
Reported Random 150 Lengths Estimated Mill Net
Average Mill Cost*
100
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Quarterly
QWDCLP07D Source: Random Lengths,*RISI Mill Survey
Annual Analyst Conference — June 1, 2007

Expect C$ Appreciation to Continue
Canadian Exchange Rate
U.S.$/C$ (inverse)
Forecast* 0.60
0.70 0.80 0.90
1.00
2000 2001 2002 2003 2004 2005 2006 2007 2008 Quarterly
QMICA09G Source: Wall Street Journal, *Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Now Below Maximum Tariff Trigger Level
Framing Lumber Composite Price
$/MBF
450 400 350
Maximum 300 Export Trigger
YTD
250
1995 1998 2001 2004 2007 Annual
AWDLOP02A
Soure: Random Lengths
Annual Analyst Conference — June 1, 2007

U.S. Product Prices Set by Canadian Imports
Douglas Fir 2x4 Green vs. Spruce-Pine-Fir 2x4 Mill Lumber Price
$/MBF
450
Douglas Fir (X=YTD) Spruce-Pine-Fir 400
350 300 250
200
1995 1997 1999 2001 2003 2005 2007 Annual
AWDWLP03B Source: Random Lengths
Annual Analyst Conference — June 1, 2007

Log Prices Lag Lumber Prices and Lumber Production
Douglas Fir Log Prices Export Log vs. Domestic #2
$/MBF 1200
(X= YTD )
1000
Export Log
800
600
Domestic #2
400
1995 1997 1999 2001 2003 2005 2007 Annual
ATLP70D
Source: Log Lines, Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Eventually, Prices Rebound to Level that Covers Cash Cost
North Central Oriented Strand Board 7/16” Price
$/MSF 400
350
300
250
Average 200 Mill Cost in 2006* 150 YTD 100 1995 1998 2001 2004 2007 Annual
AWDPNLP09F
Source: Crow’s, *RISI Mill Survey
Annual Analyst Conference — June 1, 2007

Situation in Cellulose Fibers
Overall demand growth positive, especially for fluff and absorbent grades (U.S. Southern pine pulp) Capacity growth primarily in hardwood pulp
Dollar decline supports positive prices for NBSK and fluff pulp — strong position for U.S. Southern mills
Annual Analyst Conference — June 1, 2007

Weaker Dollar Makes U.S. Mills More Competitive
Manufacturing Cash Costs for Bleached Softwood Kraft Pulp
$/Tonne
600
Typical Mill 500 U.S.
Canada Sweden 400
300 200 100
0
2002 2006
Source: Weyerhaeuser APLOTP84A
Annual Analyst Conference — June 1, 2007

Pulp Prices Reflect Relative Operating and Exchange Rates
Fluff vs. Eucalyptus Delivered Northern Europe
$/Metric Ton
850
750
650
Fluff
550
450
Eucalyptus
(X = April) 350 2001 2002 2003 2004 2005 2006 2007 2008 Quarterly
QPLOTP39A Source: RISI Annual Analyst Conference — June 1, 2007

Situation in Containerboard and Packaging Industries
Box demand growth in line with revised industrial production index driver
Packaging prices did not follow liner prices as expected
Prospects for containerboard in a global context very positive Global demand growth of 4–5% per year Issue: will need virgin capacity given limit for additional OCC capacity growth
–Where and at what price?
Annual Analyst Conference — June 1, 2007

Gap Between Box Shipments Growth and Industrial Production — Higher Prices
Weighted** Industrial Production and Annual Growth of U.S. Box Shipments
Percent Change
4
**80% Nondurables, 20% Durables Industrial Production Excluding High Tech
Box Shipments
3 2 1 0
-1
1993-1997 1998-2003 2004-06 Annual
ACBBXG103A Source: Fibre Box Association, FRB
Annual Analyst Conference — June 1, 2007

Relationship Between Linerboard and Box Prices Has Changed
U.S. Corrugated Box Price vs. Eastern U.S. Linerboard Price
Box Liner $/MSF $/Short Ton
70 550
Box (left scale)
500
Liner (right scale)
60
450
400 50 350
300 40
250 (X=YTD)
30200 1995 19971999 2001 2003 2005 2007 Annual
ACBOTG58F Source: FBA, RISI
Annual Analyst Conference — June 1, 2007

The Global Industry: All New Capacity Has Been OCC Based
Fiber for World Containerboard Production
Million Tons
150
Recycled Fiber 120 Virgin Fiber
90 60 30
0
1988 2005 Annual
XCBOTG13G Source: P öyry Annual Analyst Conference — June 1, 2007

Now at Limit of OCC-based Capacity
World Recovered Paper Content in Containerboard
Percent 80 75
70 Calculated Limit* 65 60 55 50 45
40
* For current quality
35
19881992 1996 2000 2004 Annual
ARCOCCG35D
Source: P öyry
Annual Analyst Conference — June 1, 2007

Putting Upward Pressure on OCC Prices
Recovered Paper OCC Price (Grade 11) (F.O.B. Packing Plant)
$/Short Ton
120
100 Current Chip Price Equivalent 80 YTD
Chicago 60 40 20
0
1996 1998 2000 2002 2004 2006 2008 Annual
ARCOCCP02F Source: Official Boards Market, RISI
Annual Analyst Conference — June 1, 2007

Higher Price Levels may be Needed to Encourage Virgin Capacity Growth
Fiber for World Containerboard Production
Million Tons
Forecast* 180
Recycled Fiber 150 Virgin Fiber
120
90
60
Virgin Softwood
30
Capacity Needed
0
1988 2005 2015
Annual
XCBOTG13I Source: P öyry (History) *4.5% per year growth, RISI Forecast
Annual Analyst Conference — June 1, 2007

Outlook Summary
Approaching the bottom of the housing cycle — but recovery pattern uncertain Wood product prices at bottom Long-term trend still positive for housing and wood products Very positive outlook for softwood pulp Outlook for containerboard and packaging industries is mixed
Annual Analyst Conference — June 1, 2007

Timberlands, Cellulose Fibers and Containerboard, Packaging & Recycling
Rich Hanson
Executive Vice President, Chief Operating Officer
Annual Analyst Conference — June 1, 2007

Safely Making Money
Total Company Recordable Incident Rate
RIR
2000–2007 March Year-to-Date
6.0
5.0
4.0 3.80 3.0 2.61 2.46 2.48
2.27
2.0 2.28
1.67
1.0
1.19
0.0
2000 2001 2002 2003 2004 2005 2006 2007 Mar.
YTD
Annual Analyst Conference — June 1, 2007

Timberlands
Annual Analyst Conference — June 1, 2007

Operational Excellence in Timberlands
Generating industry-leading returns Superior silviculture strategy Superior execution
– Forestry efficiency and low operating costs
– Log allocation to the highest return market
– Portfolio management Enhancing total return per acre
Annual Analyst Conference — June 1, 2007

Diverse Timberlands Ownership
6.4 million acres in U.S.
0.7 million acres in Southern Hemisphere*
*includes joint ventures
Annual Analyst Conference — June 1, 2007

Innovative Silviculture

- Grow bigger sawtimber faster, better, cheaper than competitors
- Invest in silviculture to enhance timberland returns
  - Innovations in bedding and planting stock
  - Precision silviculture — Vision Forestry in the South
  - Optimal harvest scheduling



Weyerhaeuser Forestry
Industry Standard
Selective & Bedding
2nd & 3rd Generation
Precision Application
Thinning & Pruning
Strength & Stiffness Testing
Site Prep
Genetics
Fertilizer
Stand Management
Product Development

47

Annual Analyst Conference — June 1, 2007

Weyerhaeuser

Maximizing Harvest Value
Optimizing log revenue
Log allocation to markets (export, lumber, veneer and fiber) helps achieve full value potential Internal vs. external customer choices enhance values —“right log to the right mill”
Minimizing harvest costs
Scale and concentration provide for efficient harvest Weyerhaeuser’s Southern U.S. harvest costs are 20 –25% lower than benchmark averages
Annual Analyst Conference — June 1, 2007

Optimizing Timberlands Portfolio
Returns improved through Portfolio Yield Curve active portfolio management
Acquisition
Increased ownership by 1.5 Targets million acres since 2000 Market Major strategic to acquisitions Return Divestment
Targets
Regional dispositions including HBU land Acres Growing in the U.S. and South America
Annual Analyst Conference — June 1, 2007

Maximizing the Value per Acre
2006 Timberland activities other than harvest generated more than $225 million of earnings Current activities include Traditional small timberlands sales and exchanges Sales of lands with enhanced real estate values Mineral and oil and gas extraction Other earnings (hunting leases, cell tower leases, sale of forest plants, etc.) Future growth opportunities include Biofuel opportunity with Chevron Carbon credits
Annual Analyst Conference — June 1, 2007

Generating Industry-leading Returns
U.S. Timberlands EBITDA* Per Acre Owned (2006)
30 0 25 0 20 0 15 0 10 0 50
0
WY West NCREIF WY South NCREIF
PNW South
*Non-GAAP measure; reconciliation on weyerhaeuser.com
Annual Analyst Conference — June 1, 2007

Cellulose Fibers
Annual Analyst Conference — June 1, 2007

Cellulose Fibers —Products
Advanced absorbent fibers used in diapers and other personal care products are chemically modified for superior performance
Fibers used in premium towel and tissue products, specialty and publication papers
Specialty fibers used in textiles and non-wovens
Annual Analyst Conference — June 1, 2007

High-performance Cellulose Fibers


End Use Markets (~65% Export)
Incoming Raw Material
Fiber Selection
Specialty Chemicals
Manufacturing
5 Locations
~1.9 MM Tons
Bales
Rolls
R&D
Downstream Treatment
Carrier Fiber
Specialty
Absorbents
~0.4 MM Tons
~0.2 MM Tons
~1.3 MM Tons
Towel / Tissue
Textiles
Filter Media
Diapers
Wipes

54

Annual Analyst Conference — June 1, 2007

Weyerhaeuser

Cellulose Fibers Operations
Grande Prairie
NBSK
SBSK New Bern Port Wentworth
Columbus
Flint River
Annual Analyst Conference — June 1, 2007

Cellulose Fibers — Operational Excellence
Absorbent Product Mills
2006 Improvements over 2005
Manufacturing Efficiency 4%
Manufacturing Cost $36/ton
Annual Analyst Conference — June 1, 2007

Containerboard, Packaging and Recycling
Annual Analyst Conference — June 1, 2007

Containerboard Packaging and Recycling Operations
9 Containerboard Mills —6.2 million tons 75 Packaging Plants —98 BSF; 10 Specialty Plants —Bulk, Inks and Plants, Preprint, Retail 4 Bag Plants —160,000 Tons 19 Recycling Plants —6.8 million tons
Annual Analyst Conference — June 1, 2007

The Business Model
Market segments as profit centers
Demand-driven, customer-focused model
Operating as an integrated supply chain (mills / box plants) Delivering against demand at the lowest cost Leveraging scale
Annual Analyst Conference — June 1, 2007

Accelerating Implementation
New leadership
Achieving more responsive and coordinated sales organization Applying lessons from business model pilot Focusing on margin improvement and profitable volume growth
Annual Analyst Conference — June 1, 2007

Targeted Earnings Improvements
Through 2008
$230 Million
· Labor reductions
Mill
· More efficient maintenance spending
Initiatives
· Lower energy consumption
$65 MM
· Lower chemical consumption
Converting • Rationalization / machine efficiency Initiatives • Decreased fixed costs $65 MM • Reduced transportation and warehousing
Demand • Customer selection Initiatives • Mix and volume improvements
$ 100 MM • New product introductions
On track to deliver $100 million by end of 2007
Annual Analyst Conference — June 1, 2007

iLevel
Lee Alford
Senior Vice President, Residential Wood Products
Annual Analyst Conference — June 1, 2007

2006 Wood Products Segment Sales
International 3% Commercial 2%
Industrial 7%
Repair & 17% Remodel
71% New Residential (iLevel Focus)
Annual Analyst Conference — June 1, 2007

The Vision for iLevel
To be the undisputed leader in the To be the in the Residential Structural Frame market
Annual Analyst Conference — June 1, 2007

Over the Last 3 Years We Have Been Repositioning Wood Products
Repositioned assets Retooled Reduced costs Improved safety 50% and ...
Generated over $2.4 billion cash flow
Annual Analyst Conference — June 1, 2007

The Residential Structural Frame
Annual Analyst Conference — June 1, 2007
Complex Channel to Market is Evolving
Framers
Contractor Yards Builders Builders Primary and Pro Dealers Primary Manufacturing Manufacturing Truss and Panel Plants
Home Buyer
Annual Analyst Conference — June 1, 2007

Complex Channel to Market is Evolving
Framers
Contractor Yards Builders Builders Primary and Pro Dealers Primary Manufacturing Manufacturing Truss and Panel Plants
Home Buyer
Annual Analyst Conference — June 1, 2007

Complex Channel to Market is Evolving
Framers
Contractor Yards Builders Builders Primary and Pro Dealers Primary Manufacturing Manufacturing Truss and Panel Plants
Home Buyer
Annual Analyst Conference — June 1, 2007

Complex Channel to Market is Evolving
Framers
Contractor Yards Builders Builders Primary and Pro Dealers Primary Manufacturing Manufacturing Truss and Panel Plants
Home Buyer
Annual Analyst Conference — June 1, 2007

Complex Channel to Market is Evolving
Framers
Contractor Yards Builders Builders Primary and Pro Dealers Primary Manufacturing Manufacturing Truss and Panel Plants
Home Buyer
Annual Analyst Conference — June 1, 2007

Componentization is a Growing Trend
Annual Analyst Conference — June 1, 2007

iLevel by Weyerhaeuser
Annual Analyst Conference — June 1, 2007

Executing the iLevel Strategy
Market to the Builder with unique building solutions
Framers
Contractor Yards Builders Builders and Pro Dealers
Truss and Panel Plants
Home
Sell to the channel to Buyer deliver solutions to Builder
Annual Analyst Conference — June 1, 2007

Positioned to be Undisputed Leader in the Structural Frame Market — Brand and Scale
A leading producer of solid wood products and panels Largest engineered wood products producer National distribution footprint Most recognized and trusted product brands
Annual Analyst Conference — June 1, 2007

Positioned to be Undisputed Leader in the Structural Frame Market — Technology / R&D
Strength of Innovation Software Solutions Site Solutions
Annual Analyst Conference — June 1, 2007

Dealing with the Here and Now
Executing the iLevel strategy while managing through the downturn and positioning for the upturn
Adjusting operating posture
71% of our facilities are taking downtime Inventory aligned with demand Reducing SG&A
Annual Analyst Conference — June 1, 2007

iLevel Gaining Traction Across the Channel
Market to the Builder with unique building solutions
Framers
Contractor Yards Builders Builders and Pro Dealers
Truss and Panel Plants
Home Buyer
Sell to the channel to deliver solutions to Builder
Annual Analyst Conference — June 1, 2007

Positioned to be the Undisputed Leader in the
Residential Structural Frame Market
Annual Analyst Conference — June 1, 2007

Weyerhaeuser Real Estate Company
Dan Fulton
President and CEO, WRECO
Annual Analyst Conference — June 1, 2007

WRECO Operations
Annual Analyst Conference — June 1, 2007

WRECO 2006 Rankings
15th by Closing Volume 15th by Revenue 6th by Pre-Tax Earnings 2nd by Gross Margin
Source: SEC filings
Annual Analyst Conference — June 1, 2007

Homebuilding Operating Indicators
2005 2006 2007
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
—— —— —— —— —— —— -— —— —
Traffic (in 000’s) 64 90 90 63 72 62 53 45 61 New Orders, net 1,378 1,525 1,608 1,174 1,472 1,325 906 838 1,684 Cancellation Rate 15% 12% 17% 22% 19% 26% 36% 36% 16 % Single Family Gross Margin 32% 31% 33% 34% 31% 26% 26% 24% 22 % Home Closing Price (in 000’s) $450 $468 $461 $506 $ 485 $ 491 $512 $526 $ 480
Annual Analyst Conference — June 1, 2007

Key Business Drivers
Local value propositions
Geographic distribution of operations
Annual Analyst Conference — June 1, 2007

Key Business Drivers (cont.)
Land entitlement: core competency Industry leading margins Flexible business model Management tenure ROI alignment
Annual Analyst Conference — June 1, 2007

Housing Cycle Opportunities
Grow market share
Position for the long term People Process
Leverage land position
Annual Analyst Conference — June 1, 2007

Steve Rogel
Chairman, President and CEO

Annual Analyst Conference
New York June 1, 2007